AGGRESSIVE GROWTH FUND

                             GROWTH AND INCOME FUND

                                GROWTH STOCK FUND

                            INTERNATIONAL EQUITY FUND



                        S E M I - A N N U A L  R E P O R T




                             Dated October 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

     Voyageur ARIZONA Tax Free Fund      Voyageur MINNESOTA Tax Free Fund
     Voyageur CALIFORNIA Tax Free Fund   Voyageur NATIONAL Tax Free Fund
     Voyageur COLORADO Tax Free Fund     Voyageur NEW MEXICO Tax Free Fund
     Voyageur FLORIDA Tax Free Fund      Voyageur NORTH DAKOTA Tax Free Fund
     Voyageur IDAHO Tax Free Fund        Voyageur UTAH Tax Free Fund
     Voyageur IOWA Tax Free Fund         Voyageur WISCONSIN Tax Free Fund
     Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

     Voyageur ARIZONA Insured Tax Free Fund           Voyageur MISSOURI Insured Tax Free Fund
     Voyageur CALIFORNIA Insured Tax Free Fund        Voyageur NATIONAL Insured Tax Free Fund
     Voyageur FLORIDA Insured Tax Free Fund           Voyageur OREGON Insured Tax Free Fund
     Voyageur MINNESOTA Insured Fund                  Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

     Voyageur FLORIDA Limited Term Tax Free Fund      Voyageur NATIONAL Limited Term Tax Free Fund
     Voyageur MINNESOTA Limited Term Tax Free Fund


VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

     Voyageur AGGRESSIVE GROWTH Fund     Voyageur GROWTH STOCK Fund
     Voyageur GROWTH AND INCOME Fund     Voyageur INTERNATIONAL EQUITY Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

     Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

     Voyageur CALIFORNIA MUNICIPAL CASH Series        Voyageur MUNICIPAL CASH Series
     Voyageur FLORIDA MUNICIPAL CASH Series           Voyageur OHIO MUNICIPAL CASH Series
     Voyageur GOVERNMENT CASH Series                  Voyageur PRIME CASH Series
     Voyageur MINNESOTA MUNICIPAL CASH Series         Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholders:

Throughout this reporting period, the stock market generated considerable excitement. Investors and other Wall Street watchers witnessed the Dow rise fairly steadily and gain over 450 points in six months' time. Record highs were set time and time again. (The 5000 mark was reached in early November, shortly after the close of this reporting period.) The S&P 500 and the NASDAQ Composite indices also set new records in early September. In short, many corporations did well, and investors reacted enthusiastically.

Your Voyageur Equity Funds shared in the market's excitement and continue to do so in a disciplined and prudent way. Voyageur adheres to an investment strategy that calls for growth at a reasonable price. What this means is that our portfolio managers emphasize holdings in quality securities, broad diversification within market sectors, and a long-term investment outlook.

Performance information for all share classes of all the Voyageur Equity Funds is shown later in this report. In the pages that follow, the Funds' portfolio managers discuss the factors that have affected the Funds' performance during this reporting period.

We encourage you to maintain a long-range view of investing. We believe that you will derive the greatest benefit by doing so.


Sincerely,



John G. Taft
President
Voyageur Aggressive Growth Fund
Voyageur Growth and Income Fund
Voyageur Growth Stock Fund
Voyageur International Equity Fund


VOYAGEUR AGGRESSIVE GROWTH FUND

During this reporting period (May 1 - October 31), the stock market has enjoyed ideal conditions. There were no price pressures and no inflation pressures. The Federal Reserve (the Fed) maintained a fairly tight grip on monitoring money supply. As a result, the risk of inflation has subsided and and we believe the economy achieved what has been coined as a soft landing due to the Fed's vigilance.

Since the last report to shareholders (April 30, 1995), I have assumed the management of this Fund. In keeping with the Fund's objective (i.e., long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities of the companies which Voyageur believes to have the potential for high earnings growth), I have increased exposure to two fast-growing areas: technology and health care. The increased exposure to stocks in these sectors allows us to make the Fund more aggressive than before.
Although heavily weighted in the technology and health care sectors, the necessity for diversification in the portfolio was not overlooked. We have maintained a healthy diversification among sectors, and will continue to do so.

In this reporting period, I increased the technology exposure from 20% of the portfolio to approximately 35%. However, I also created a hedge against the volatility that was created by the large exposure to technology by increasing the health care exposure. The overweightings of technology (35%) and health care (25%) worked in our favor, and the portfolio performed very well. In addition to delivering on its objective, the Voyageur Aggressive Growth Fund outperformed its benchmark index, the S&P 500*, by 3.03 percentage points for the six month period covered in this report. The Voyageur Aggressive Growth Fund's total return (based on net asset value) for the six months included in this reporting period was 17.50%; the year-to-date total return (as of October 31, 1995) was 23.43%.**

The concentrated holding in technology is reflective of a sizeable number of large, well-known companies with large capitalization. One such company included in the portfolio is Intel, a $50 billion capitalization company. Our technology focus was not obtained through stuffing the portfolio with initial public offerings (IPOs). In fact, I have not bought a single IPO for this portfolio.

I anticipate that the Fund will grow over time. As new assets come into the Fund, I may look to reposition the Fund as required by the market. There may be a time in the future when the technology exposure is reduced and perhaps focus turns to another sector, such as health care or consumer non-durables. A reduction in technology does not necessarily mean selling our technology stocks, but instead expanding another sector by using new money as it comes into the Fund. I also anticipate that the stock market is due for very healthy growth for the next few years, which bodes well for the Fund and investors.

Tony H. Elavia is the Senior Equity Portfolio Manager for the Voyageur Aggressive Growth Fund. Mr. Elavia has managed the Fund since May 1995, and has over 13 years of investment industry experience.


*The Standard and Poor's 500 (S&P 500) is a broadly based unmanaged index of 500 widely held common stocks.
**Past performance is no guarantee of future results.


VOYAGEUR GROWTH AND INCOME FUND

The Voyageur Growth and Income Fund, which commenced in September of this year, is the newest of Voyageur's equity funds. The Fund's dual objectives of growth and income seek to provide shareholders with growth of capital as well as current income. Let me briefly describe how we structured the portfolio and discuss the strategy exercised in managing the portfolio.

The portfolio is primarily composed of securities issued by well-established companies. Under normal market conditions, we use an investment strategy that concentrates fund holdings in companies having market capitalization in excess of $1 billion. Companies with larger capitalizations tend to have stronger management and often are more diversified. They also have broader resources and product lines so they tend to be less volatile. At the end of the reporting period (October 31, 1995), the portfolio included such companies as Harley Davidson, Littelfuse, Viacom, and Mattel--all are examples of successful, established companies. At the end of the reporting period, the Fund had approximately 30 equity holdings diversified across eight market sectors (e.g., capital goods, energy, health care, technology, etc.).

Approximately 25% of the Fund's assets are invested in U.S. Treasury securities. This diversification helped to provide a hedge against the volatility inherent in equity holdings and increased the portfolio's current income.

We continue to monitor opportunities in the market and remain focused on larger cap companies with reputations for quality management and broad resources.

Ralph M. Segall is the Portfolio Manager for Voyageur Growth and Income Fund. Segall, Bryant & Hamill Investment Counsel is sub-adviser to the Voyageur Growth and Income Fund.


VOYAGEUR GROWTH STOCK FUND

Propelled by rapidly rising corporate profits and a declining interest rate environment, stocks have continued the rally which began in November of 1994. During this reporting period, over 50% of public companies surpassed their forecasted profit levels while only about 25% failed to meet expectations.

This bull market has been dominated by so-called momentum investing which encompassed purchasing stocks with the belief that their rate of profit growth would accelerate and earnings estimates would continue to move higher. In this environment, companies which failed to meet their optimistic forecasts experienced significant stock price declines. With the economy showing signs of tempering to a more typical rate of growth, and with signs of weakness in several major overseas economies, investors now appear to be seeking the safety of companies with more steady and predictable rates of profit growth.

The strategy of the Voyageur Growth Stock Fund is to invest in the highest quality companies. The term quality reflects on the superior earnings growth and consistency historically exhibited by these companies. The portfolio consists of approximately 30 stocks from a universe of 250 stocks ranked A+ or A for quality by Standard and Poor's Rating Service.* We keep the number of securities in the portfolio to approximately 30 for two reasons. First, this number allows each holding to make a significant impact on portfolio performance; second, limiting the number permits us to closely monitor circumstances at each company we own. Another facet of our strategy is that we invest to participate in long-term earnings and dividend growth of the companies we purchase. We evaluate investment alternatives over a three to five-year investment horizon rather than "trading" in and out of positions.

We firmly believe that adherence to quality investing will be rewarded over the long term, and the Fund's performance has evidenced this point. The Voyageur Growth Stock Fund's total return (based on net asset value) for the six months reflected in this report was 12.20%; the year-to-date total return (as of October 31) was 26.29%.**

High quality companies tend to generate steady, predictable earnings growth, regardless of how fast the economy grows or slows. In general, investors tend to seek consistent earnings streams during periods of economic uncertainty. We believe high-quality companies provide the best returns for investors with a long-term horizon.

James C. King is the Senior Equity Portfolio Manager for the Voyageur Growth Stock Fund. Mr. King has managed the Fund since January 1992, and has nearly 30 years of investment industry experience.

*Standard and Poor's (S&P's) quality ratings are based on each stock's 10-year track record of earnings, dividend growth, and stability. (Note: Standard and Poor's rates approximately 7000 common stocks. Ratings range from A+ to D.) **Past performance is no guarantee of future results.


VOYAGEUR INTERNATIONAL EQUITY FUND

The key feature of the first half of 1995 was the slowdown of the U.S. and its influence on global economies and markets. In early 1995, the U.S. economy went through a period of inventory adjustment, but the slowdown was compounded by the collapse in Mexico, a major trading partner. The economy regained momentum in the third quarter of 1995, but the virtual absence of inflation meant that the Federal Reserve could ease their restrictions to the money supply and lower the rates moderately in July. These events earlier in the year set the stage for a rally in U.S. and global bonds and a solid advance in the U.S. domestic equity market.

The slowdown in the United States economy coincided with a period of moderate to flat growth in Europe where manufacturing industries eased but the consumer failed to take up the slack. The result was a period of falling demand with--once again--very low inflation. This background of low inflation clearly favored equity markets. The best performing of the European markets were in Scandinavia. However, Switzerland also performed well reaping the benefits of a stable political and currency background.

     The markets of the Far East fared poorly, with the exception of Hong Kong which was up 16.68%. Japan suffered from the rising value of the yen until mid-year when the trade dispute with the United States was resolved. Thereafter, an agreement to weaken the yen was enacted. Although the Japanese market bounced, during the reporting period it was still down 11.81% in dollars. Over the period, the EAFE Index* was up 6.99% in local terms, but down 1.44% in dollars. The Voyageur International Equity Fund's total return (based on net asset value) for the six months reflected in this report was (1.27)%; the year-to-date total return (as of October 31) was 2.20%.**

In Latin America, the measures instituted by the Mexican government following the currency crisis in late 1994 introduced a deep recession in 1995. The equity market responded well to the measures in local currency terms, but as weak corporate profits were announced, volatility in stock prices and the peso remained high.

Into 1996, we anticipate that markets will follow an improved path. Good local market returns this year have been reduced by the appreciation of the dollar. Going forward, we expect currency movements to be much smaller. With the yen rate back to the range of 100 yen to the dollar, strains will be eased in the Japanese domestic and exporting economy. Coupled with an improvement in the stability of the financial sector, the future for the Japanese market looks brighter. The strategy for the coming period, therefore, will be to steadily increase exposure to Japan, maintain an overweight exposure to continental Europe and look to the recovery of the investments in the Far East, which have underperformed in the period just completed.

     Murray Johnstone International, Ltd. is Sub-adviser to the Voyageur International Equity Fund. Murray Johnstone International, an international money manager since 1907, is based in Glasgow, Scotland.

* The EAFE Index is an unmanaged index of approximately 1,000 companies representing the stock markets of 18 countries outside of the United States. The Index assumes that no operating expenses, transaction fees or sales charges are incurred by a hypothetical investor who directly owns the securities held in the Index.
**Past performance is no guarantee of future results.

THE VOYAGEUR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                                   OCTOBER 31, 1995
___________________________________________________________________________________________________________________

                                                                                VOYAGEUR            VOYAGEUR
                                                                               AGGRESSIVE          GROWTH AND
       ASSETS                                                                  GROWTH FUND         INCOME FUND
                                                                               -----------         -----------
Investments in securities, at market value (note 1) (identified costs: $2,977,854, $2,130,964, $20,163,889 and $2,137,024
   respectively).......................................................       $3,402,859          $2,104,340
Cash in bank on demand deposit (including foreign currency of $114,910
   for the International Equity Fund)..................................          218,784             456,720
Dividends and interest receivable......................................            2,817               6,522
Receivable for investment securities sold..............................               --                  --
Receivable for Fund shares sold........................................               --                  98
Organizational costs (note 1)..........................................           16,218              30,841
                                                                              ----------          -----------
   Total assets........................................................        3,640,678           2,598,521
                                                                              ----------          -----------

       LIABILITIES
Payable for investment securities purchased............................          138,825                  --
Accrued expenses.......................................................           29,387              31,484
                                                                              ----------          -----------
   Total liabilities...................................................          168,212              31,484
                                                                              ----------          -----------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK.....................       $3,472,466          $2,567,037
                                                                              ==========          ==========

Represented by:
   Capital Stock -  $.01 par value (note 1)............................       $    2,844          $    2,595
   Additional paid-in capital..........................................        2,910,676           2,591,424
   Undistributed net investment income (loss)..........................          (11,666)               (358)
   Accumulated net realized gain (loss) on investments and foreign
     currency transactions.............................................          145,607                  --
   Unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities in foreign currencies.......          425,005             (26,624)
                                                                              ----------          -----------

     TOTAL NET ASSETS..................................................       $3,472,466          $2,567,037
                                                                              ==========          ==========

Net assets applicable to outstanding Class A shares....................       $3,333,934          $2,567,037
                                                                              ==========          ==========
Net assets applicable to outstanding Class B Shares....................              N/A                 N/A
Net assets applicable to outstanding Class C shares....................       $  138,532                 N/A
                                                                              ==========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of capital stock outstanding: 272,907, 259,525, 1,126,627
     and 232,412, respectively (note 4)................................           $12.22                $9.89
                                                                                  ======                =====
   Class B - Shares of capital stock outstanding: N/A, N/A, 6,917
     and N/A, respectively (note 4)....................................              N/A                 N/A
   Class C - Shares of capital stock outstanding: 11,467, N/A, 46
     and 2,528, respectively (note 4)..................................           $12.08                 N/A
                                                                                  ======


See accompanying notes to financial statements.

THE VOYAGEUR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)(CONTINUED)                                        OCTOBER 31, 1995
___________________________________________________________________________________________________________________

                                VOYAGEUR                                    VOYAGEUR
                                 GROWTH                                   INTERNATIONAL
                               STOCK FUND                                  EQUITY FUND
                               ----------                                  -----------

                              $24,650,750                                 $2,057,225

                                  644,261                                    136,906
                                   22,228                                      3,773
                                       --                                     10,183
                                   20,223                                         --
                                       --                                     23,856
                              -----------                                 ----------
                               25,337,462                                  2,231,943
                              -----------                                 ----------


                                       --                                     25,176
                                    9,085                                     21,273
                              -----------                                 ----------
                                    9,085                                     46,449
                              -----------                                 ----------
                              $25,328,377                                 $2,185,494
                              ===========                                 ==========


                              $    11,336                                 $    2,349
                               19,538,472                                  2,267,900
                                   94,699                                      8,775

                                1,197,009                                    (13,965)

                                4,486,861                                    (79,565)
                              -----------                                 ----------

                              $25,328,377                                 $2,185,494
                              ===========                                 ==========

                              $25,173,072                                 $2,162,215
                              ===========                                 ==========
                              $   154,270                                        N/A
                              ===========
                              $     1,035                                 $   23,279
                              ===========                                 ==========



                                   $22.34                                      $9.30
                                   ======                                      =====

                                   $22.30                                        N/A

                                   $22.34                                      $9.21
                                   ======                                      =====


See accompanying notes to financial statements.

THE VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)                                                  PERIOD ENDED OCTOBER 31, 1995
___________________________________________________________________________________________________________________

                                                                                VOYAGEUR            VOYAGEUR
                                                                               AGGRESSIVE          GROWTH AND
Investment income:                                                             GROWTH FUND        INCOME FUND*
                                                                               -----------        ------------
   Dividends (net of foreign taxes withheld of $3,446
     for the International Equity Fund)................................        $ 11,984            $    862
   Interest............................................................              --               3,426
                                                                               --------            --------
     Total investment income...........................................          11,984               4,288
                                                                               --------            --------

Expenses (note 2):
   Investment advisory and management fee..............................          14,814               1,948
   Dividend disbursing, administrative and accounting services fees....           9,906                 708
   Distribution fee - Class A..........................................           3,521                 649
   Distribution fee - Class B..........................................             N/A                 N/A
   Distribution fee - Class C..........................................             725                  --
   Printing, postage and supplies......................................             857                  20
   Legal fees..........................................................           1,167                  50
   Custodian fees......................................................           8,996                 536
   Compensation of directors...........................................             330                  27
   Audit and accounting fees...........................................           5,564                 107
   Registration fees...................................................          10,068                  73
   Amortization of organizational costs................................             909               1,064
   Other expenses......................................................             833                  --
                                                                               --------            --------
     Total expenses....................................................          57,690               5,182
Less (note 2):
   Expenses waived or absorbed.........................................         (25,000)                 --
   Expense reductions..................................................          (6,225)               (536)
                                                                               --------            --------
     Total net expenses................................................          26,465               4,646
                                                                               --------            --------
     Investment income (loss) - net....................................         (14,481)               (358)
                                                                               --------            --------

Realized and unrealized gain (loss) on investments
  and foreign currency - net:
     Net realized gain (loss) from:
       Investments ....................................................         268,780                  --
       Foreign currency transactions...................................              --                  --
     Net increase (decrease) in unrealized appreciation on:
       Investments.....................................................         160,851             (26,624)
       Translation of other assets and liabilities in foreign currencies             --                  --
                                                                               --------            --------

     Net gain (loss) on investments and foreign currency...............         429,631             (26,624)
                                                                               --------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........        $415,150            $(26,982)
                                                                               ========            ========
________________________________
* Period from  September 7, 1995  (commencement  of  operations)  to October 31,
1995.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (UNAUDITED)(CONTINUED)                                       PERIOD ENDED OCTOBER 31, 1995
___________________________________________________________________________________________________________________

                                        VOYAGEUR                                    VOYAGEUR
                                         GROWTH                                   INTERNATIONAL
                                       STOCK FUND                                  EQUITY FUND
                                       ----------                                  -----------
                                      $  272,323                                     $ 26,367
                                           6,501                                           --
                                      ----------                                     --------
                                         278,824                                       26,367
                                      ----------                                     --------


                                          85,893                                       10,825
                                          39,725                                       24,919
                                          78,416                                        2,680
                                             124                                          N/A
                                              --                                          110
                                             998                                          582
                                           2,027                                          689
                                           7,020                                       14,296
                                             406                                          407
                                           4,624                                        4,191
                                           8,150                                        8,424
                                              --                                        1,337
                                             725                                          104
                                      ----------                                     --------
                                         222,108                                       68,564

                                              --                                      (40,000)
                                          (6,764)                                      (6,831)
                                      ----------                                     --------
                                         221,344                                       21,733
                                      ----------                                     --------
                                          57,480                                        4,634
                                      ----------                                     --------




                                       1,254,702                                       48,480
                                              --                                       (1,671)

                                       1,487,919                                      (80,389)
                                              --                                          (47)
                                      ----------                                     ---------

                                       2,742,621                                      (33,627)
                                      ----------                                     ---------

                                      $2,800,101                                     $(28,993)
                                      ==========                                     =========


See accompanying notes to financial statements.

THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
___________________________________________________________________________________________________________________

                                                                  VOYAGEUR AGGRESSIVE          VOYAGEUR GROWTH AND
                                                                   GROWTH FUND                   INCOME FUND
                                                           --------------------------------   --------------------
                                                                                                   PERIOD FROM
                                                              SIX MONTHS       PERIOD FROM     SEPTEMBER 7, 1995*
                                                                 ENDED        MAY 16, 1994*            TO
                                                           OCTOBER 31, 1995        TO            OCTOBER 31, 1995
                                                              (UNAUDITED)     APRIL 30, 1995       (UNAUDITED)
                                                             ------------     --------------     ----------------
Operations:
   Investment income (loss) - net..........................  $  (14,481)      $  (19,985)              (358)
   Realized gain (loss) on investments - net...............     268,780         (123,173)                --
   Net change in unrealized appreciation or depreciation
     of investments........................................      160,851         264,154            (26,624)
                                                              ----------      ----------         ----------
   Net increase (decrease) in net assets resulting
     from operations.......................................      415,150         120,996            (26,982)
                                                              ----------      ----------         ----------

Capital share transactions (note 4):
  Proceeds from sale of shares (note 2):
     Class A...............................................   1,002,764        3,249,711          2,628,845
     Class C...............................................       5,667          124,305                 --
   Payments for redemption of shares:
     Class A...............................................    (251,732)      (1,176,908)           (34,826)
     Class C (note 2)......................................     (16,403)          (1,084)                --
                                                             ----------       ----------         ----------
   Increase in net assets from capital share transactions..     740,296        2,196,024          2,594,019
                                                             ----------       ----------         ----------
     Total increase in net assets..........................   1,155,446        2,317,020          2,567,037
Net assets at beginning of period..........................   2,317,020               --                 --
                                                             ----------       ----------         ----------
Net assets at end of period of (including undistributed
   net investment income (loss) of $(11,666), $2,815,
     and $(358), respectively).............................  $3,472,466       $2,317,020         $2,567,037
                                                             ==========       ==========         ==========

_________________________________________
*  Commencement of operations
See accompanying notes to financial statements.

THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED) (CONTINUED)
___________________________________________________________________________________________________________________

                                                          VOYAGEUR GROWTH             VOYAGEUR INTERNATIONAL
                                                             STOCK FUND                     EQUITY FUND
                                                   ----------------------------- ----------------------------------
                                                       SIX MONTHS                   SIX MONTHS        PERIOD FROM
                                                          ENDED      YEAR ENDED        ENDED         MAY 16, 1994*
                                                    OCTOBER 31, 1995  APRIL 30,  OCTOBER 31, 1995         TO
                                                       (UNAUDITED)      1995        (UNAUDITED)     APRIL 30, 1995
                                                     --------------  ----------  ----------------   --------------
Operations:
   Investment income gain (loss) - net...........   $    57,480     $   185,111    $    4,634        $   (8,937)
   Net realized gain (loss) on investments
     and foreign currency transactions...........     1,254,702         451,561        46,809           (61,115)
   Net change in unrealized appreciation on
     investments and translation of other assets
       and liabilities in foreign currencies.....     1,487,919       3,009,595       (80,436)              871
                                                    -----------     -----------    ----------        ----------
   Net increase (decrease) in net assets
     resulting from operations...................     2,800,101       3,646,267       (28,993)          (69,181)
                                                    -----------     -----------    ----------        ----------

Distributions to shareholders from:
   Investment income - net.......................            --        (160,212)           --                --
   Net realized gain on investments..............            --        (475,478)           --                --
                                                    -----------     -----------    ----------        ----------
     Total distributions.........................            --        (635,690)           --                --
                                                    -----------     -----------    ----------        ----------

Capital share transactions (note 4):
  Proceeds from sale of shares (note 2):
     Class A.....................................     2,285,202       3,412,884       317,783         3,189,630
     Class B.....................................       154,120             N/A            --
     Class C.....................................         1,045             N/A         3,464            20,034
   Net asset value of shares issued in reinvestment
     of net investment income and net realized
     gain distributions:
       Class A...................................            --         607,335            --                --
       Class B...................................            --             N/A            --                --
       Class C...................................            --             N/A            --                --
   Payments for redemption of shares:
     Class A.....................................    (3,563,472)    (11,897,870)     (135,710)       (1,111,533)
     Class B.....................................           (10)            N/A            --                --
     Class C.....................................           (13)            N/A            --                --
                                                    -----------     -----------    ----------        ----------
   Increase (decrease) in net assets from capital
     share transactions..........................    (1,123,128)     (7,877,651)      185,537         2,098,131
                                                    -----------     -----------    ----------        ----------
       Total increase (decrease) in net assets...     1,676,973      (4,867,074)      156,544         2,028,950
Net assets at beginning of period................    23,651,404      28,518,478     2,028,950                --
                                                    -----------     -----------    ----------        ----------
Net assets at end of period (including undistributed net
   investment income (loss) of $94,699, $37,219,
     $8,775 and $4,141, respectively)............   $25,328,377     $23,651,404    $2,185,494        $2,028,950
                                                    ===========     ===========    ==========        ==========

_________________________________________
*Commencement of operations

See accompanying notes to financial statements.

THE VOYAGEUR FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
________________________________________________________________________________

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Voyageur Aggressive Growth Fund (Aggressive Growth Fund), Voyageur Growth and Income Fund (Growth and Income Fund), Voyageur Growth Stock Fund (Growth Stock Fund) and Voyageur International Equity Fund (International Equity
Fund), funds within Voyageur Mutual Funds III, Inc., are registered under the Investment Company Act of 1940 (as amended) as diversified open-end management investment companies. Aggressive Growth Fund, Growth and Income Fund, Growth Stock Fund and International Equity Fund (the Funds) each offer Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares, first offered by the Funds on September 1, 1995, may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares, first offered by Growth and Income Fund and Growth Stock Fund on September 1, 1995, may be subject to a contingent deferred sales charge and have no conversion feature. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments and foreign currency transactions are allocated to each class of shares based upon its relative net assets. Pursuant to its articles of incorporation, Voyageur Mutual Funds III, Inc. has 10 trillion shares of authorized capital stock that may be issued.
     The significant accounting policies followed by the Funds are summarized as follows:

INVESTMENTS IN SECURITIES
     Investments in securities traded on national or international securities exchanges are valued at the last sales price on that exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported on the valuation date are valued on the basis of the last current bid price. Bonds and all other securities are valued at fair value using methods determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Investments in short-term securities with maturities of more than 60 days from the valuation date are valued at the last bid price or at fair value as determined by a pricing service approved by the Board of Directors. Short-term securities with maturities of less than 60 days are valued at amortized cost.
     Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of foreign securities and interest income, including level-yield amortization of premium and discount, is accrued daily.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
     The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, and the related income and expenses are translated at the exchange rate on the transaction date. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions.
     The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
     The International Equity Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the International Equity Fund and the resulting unrealized appreciation or depreciation would be determined using foreign currency exchange rates from an independent pricing service. The International Equity Fund would be subject to the credit risk that the other party would not complete the obligations of the contract.

FEDERAL TAXES
     The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Funds.
     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
     For federal income tax purposes, the Aggressive Growth Fund, Growth Stock Fund and International Equity Fund had capital loss carryovers of $123,173, $57,693 and $60,774, respectively, at April 30, 1995, that will expire in 2003 through 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are also distributed annually. All distributions are payable in cash or reinvested in additional shares of each Fund.

ORGANIZATIONAL COSTS
     Organizational costs of the Aggressive Growth Fund, Growth and Income Fund and International Equity Fund are being amortized over 60 months on an inverse acceleration (sum of the years' digits) basis.

(2) EXPENSES AND SALES CHARGES

     Each Fund has an investment advisory agreement with Voyageur Fund Managers, Inc. (Voyageur). Under the investment advisory agreements, Voyageur executes investment decisions for the Aggressive Growth Fund and Growth Stock Fund and provides all the Funds with office facilities, equipment and personnel, and monitors the performance of various organizations performing services for the Funds. The investment advisory agreements provide for the payment on a monthly basis of a fee equal to an annual rate of .75% of Growth and Income Fund's average daily net assets, and 1.00% of Aggressive Growth Fund's, Growth Stock Fund's and International Equity Fund's average daily net assets. Investment decisions for the Growth and Income Fund are executed by Segall Bryant and Hamill. Voyageur pays Segall Bryant and Hamill for their services a fee equal to
 .75% of average daily net assets. Investment decisions for the International Equity Fund are executed by Murray Johnstone International, Ltd. Voyageur pays Murray Johnstone International, Ltd. for their services a fee equal to .50% of average daily net assets. The Funds paid no direct fees to the sub-advisors.
     Each Fund will also pay a fee to Voyageur for acting as the Funds' transfer agent, dividend-disbursing and accounting services agent. The fee for Aggressive Growth Fund, Growth and Income Fund and Growth Stock Fund is equal to the sum of $1.25 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to
 .035%. The fee for International Equity is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $3,000 to $5,000 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. Each Fund is also responsible for reimbursing Voyageur's out-of-pocket expenses in connection with the performance of transfer agency, dividend disbursing and accounting services.
     In addition to the advisory fee and the transfer agency, dividend disbursing and accounting services fees, each Fund is responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, legal and auditing fees and other miscellaneous expenses.
     Each Fund has a distribution agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans, effective September 1, 1995, each Fund pays Fund Distributors a monthly distribution fee at an annual rate of .25% of each Fund's average daily net assets of the Class A Shares and 1.00% of each Fund's average daily net assets of the Class B and Class C Shares. Prior to September 1, 1995, Growth Stock Fund paid Fund Distributors a monthly fee equal to an annual rate of 1.00% of average daily net assets for Class A Shares.
     The laws of certain states in which each Fund's shares may be offered for sale also require that each Fund be reimbursed to the extent such Fund's total expenses exceed certain percentages of average daily net assets. The most restrictive state limitation to which the funds are currently subject provides that total expenses (excluding certain distribution plan expenses) cannot exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million, and 1.50% of the average daily net assets in excess of $100 million. Also Voyageur has voluntarily agreed to pay all expenses (excluding stock transfer fees, taxes, interest and brokerage commissions) which exceed 1.75% of average daily Class A net assets and 2.50% of average daily Class B and Class C net assets for Aggressive Growth Fund and Growth and Income Fund, 1.65% of average daily Class A net assets and 2.40% of average daily Class B and Class C net assets for Growth Stock Fund, and 2.00% of average daily Class A net assets and 2.75% of average daily Class B and Class C net assets for International Equity Fund, on an annual basis. During the periods ended October 31, 1995,
Voyageur   absorbed   $13,740  for  Aggressive   Growth  Fund  and  $36,315  for
International  Equity Fund pursuant to the most restrictive state limitation and
voluntarily   absorbed  $11,260  for  Aggressive  Growth  Fund  and  $3,685  for
International Equity Fund. The Funds earned credits on uninvested cash balances held at the custodian which were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. The credits earned for the period ended October 31, 1995 were $6,225 for Aggressive Growth Fund, $536 for Growth and Income Fund, $6,764 for Growth Stock Fund and $6,831 for International Equity Fund.
     Sales charges paid by Class A shareholders during the period ended October 31, 1995 were $3,479, $13,419, and $4,373 for Aggressive Growth Fund, Growth Stock Fund and International Equity Fund, respectively. Of these amounts, Fund Distributors received $483, $1,960, and $623, respectively. Contingent deferred sales charges paid by Class C shareholders during the period ended October 31, 1995 were $130 for Aggressive Growth Fund.

(3)  INVESTMENT SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (other than short-term securities) aggregated $3,806,724 and $2,881,136 for Aggressive Growth Fund, $2,130,964 and $0 for Growth and Income Fund, $5,059,154 and $5,414,525 for Growth Stock Fund and $1,306,261 and $903,202 for International Equity Fund during the period ended October 31, 1995.

(4)  CAPITAL STOCK

     Transactions in shares of capital stock during the periods ended October 31, 1995 and April 30, 1995 were as follows:

                                                                   Aggressive Growth Fund
                                            ---------------------------------------------------------------------
                                                          CLASS A                           CLASS C
                                            ----------------------------------  ---------------------------------
                                                SIX MONTHS        PERIOD FROM      SIX MONTHS        PERIOD FROM
                                                   ENDED         MAY 16, 1994*        ENDED         MAY 20, 1994*
                                             OCTOBER 31, 1995    TO APRIL 30,   OCTOBER 31, 1995     TO APRIL 30,
                                               (UNAUDITED)           1995          (UNAUDITED)           1995
                                            -----------------    -------------  ----------------    -------------
Shares sold.................................       83,576          335,020               493          12,449
Shares redeemed.............................      (21,123)        (124,566)           (1,367)           (108)
                                                ---------      -----------         ----------        -------
Increase (decrease) in shares outstanding...       62,453          210,454              (874)         12,341
                                                =========      ===========         ==========        =======



                                                                       GROWTH AND INCOME FUND
                                                                       ----------------------
                                                                               CLASS A
                                                                         ------------------
                                                                             PERIOD FROM
                                                                         SEPTEMBER 7, 1995*
                                                                         TO OCTOBER 31, 1995
                                                                             (UNAUDITED)
                                                                         ------------------
Shares sold....................................                               263,011
Shares redeemed...............................                                 (3,486)
                                                                           ----------
Increase in shares outstanding................                                259,525
                                                                           ==========

_________________________________________
* Commencement of operations


                                                                     GROWTH STOCK FUND
                                          ----------------------------------------------------------------------------
                                                     CLASS A                     CLASS B              CLASS C
                                          -------------------------------  -------------------  ----------------------
                                             SIX MONTHS         YEAR           PERIOD FROM          PERIOD FROM
                                                ENDED           ENDED      SEPTEMBER 8, 1995*    OCTOBER 24, 1995*
                                          OCTOBER 31, 1995    APRIL 30,    TO OCTOBER 31, 1995  TO OCTOBER 31, 1995
                                           (UNAUDITED)          1995          (UNAUDITED)             (UNAUDITED)
                                          -------------------------------  -------------------  ----------------------
Shares sold.............................      106,948          187,945            6,918                  47
Shares issued for reinvested distributions         --           34,332               --                  --
Shares redeemed.........................     (168,378)        (662,562)              (1)                 (1)
                                          ------------      -----------       ---------          ----------
Increase (decrease) in shares outstanding     (61,430)        (440,285)           6,917                  46
                                          ============      ===========       =========          ==========



                                                                  INTERNATIONAL EQUITY FUND
                                            ----------------------------------------------------------------------
                                                          CLASS A                           CLASS C
                                            ----------------------------------- ----------------------------------
                                                SIX MONTHS        PERIOD FROM       SIX MONTHS        PERIOD FROM
                                                   ENDED         MAY 16, 1994*         ENDED         MAY 20, 1994*
                                             OCTOBER 31, 1995    TO APRIL 30,    OCTOBER 31, 1995    TO APRIL 30,
                                               (UNAUDITED)          1995            (UNAUDITED)          1995
                                            -----------------   --------------  ----------------------------------
Shares sold............................            33,392          327,714               369            2,159
Shares redeemed........................           (14,225)        (114,469)               --               --
                                              -----------      -----------           -------        ---------
Increase in shares outstanding.........            19,167          213,245               369            2,159
                                              ===========      ===========           =======         ========
_____________________________________
*Commencement of operations

(5)  FINANCIAL HIGHLIGHTS

     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                   AGGRESSIVE GROWTH FUND
                                          -------------------------------------------------------------------------
                                                          CLASS A                             CLASS C
                                          -------------------------------------  ----------------------------------
                                               SIX MONTHS         PERIOD FROM       SIX MONTHS        PERIOD FROM
                                            ENDED OCTOBER 31,  MAY 16, 1994* TO  ENDED OCTOBER 31, MAY 20, 1994* TO
                                                 1995(D)           APRIL 30,          1995(D)          APRIL 30,
                                              (UNAUDITED)            1995           (UNAUDITED)          1995
                                          -------------------  ----------------  ----------------  ----------------
Net asset value:
   Beginning of period.......................    $10.40            $10.00              $10.33          $10.00
                                                 ------            ------              ------          ------

Operations:
   Net investment income (loss)..............     (.05)             (.09)               (.11)            (.16)
   Net realized and unrealized gain (loss)
     on investments..........................     1.87                .49               1.86              .49
                                                ------              ------            ------            -----
       Total from operations.................     1.82                .40               1.75              .33
                                                ------              ------            ------            -----

Net asset value:
   End of period.............................   $12.22              $10.40            $12.08            $10.33
                                                ======              ======            ======            ======

Total investment return (c)..................    17.50%              4.00%             16.94%            3.30%

Net assets at end of
   period (000's omitted)....................    $3,334            $2,189                $139             $128

Ratios:
   Expenses to average net assets ...........  1.75%(a)           1.74%(a)           2.50%(a)         2.40%(a)
   Net investment loss to average net assets. (.94)%(a)         (1.21)%(a)         (1.69)%(a)       (1.80)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense reductions
         up to the most restrictive state limitation
           in effect:
              Expenses.......................  2.97%(a)           2.97%(a)           2.93%(a)         3.50%(a)
              Net investment income (loss)...(2.16)%(a)         (2.44)%(a)         (2.12)%(a)       (2.90)%(a)
Portfolio turnover rate (excluding
     short-term securities)..................    103.1%              88.3%             103.1%            88.3%

___________________________________________
Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  GROWTH AND INCOME FUND
                                                                                  ----------------------
                                                                                          CLASS A
                                                                                  ----------------------
                                                                                        PERIOD FROM
                                                                                   SEPTEMBER 7, 1995* TO
                                                                                     OCTOBER 31, 1995
                                                                                        (UNAUDITED)
                                                                                    ------------------
Net asset value:
   Beginning of period.................................................                   $10.00

Operations:
   Net investment income (loss)........................................                       --
   Net realized and unrealized gain (loss) on investments..............                     (.11)
                                                                                            -----
     Total from operations.............................................                     (.11)
                                                                                            -----

Net asset value:
   End of period.......................................................                     $9.89
                                                                                            =====

Total investment return (c)............................................                   (1.10)%

Net assets at end of
   period (000's omitted)..............................................                    $2,567

Ratios:
   Expenses to average net assets......................................                  1.75%(a)
   Net investment loss to average net assets...........................                 (.13)%(a)
     Assuming no voluntary waivers and
       reimbursements and expense reductions, up to the
         most restrictive state limitation in effect:
           Expenses....................................................                  1.95%(a)
           Net investment income (loss)................................                 (.33)%(a)
Portfolio turnover rate (excluding
   short-term securities)..............................................                       --%

_________________________________________
Per share amounts are presented based upon average fund shares outstanding.
* Commencement of operations
See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        GROWTH STOCK FUND
                                             -------------------------------------------------------------------
                                                                               CLASS A
                                             -------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                              OCTOBER 31, 1995           YEAR ENDED APRIL 30,
                                                              --------------------------------------------------
                                                 (UNAUDITED)    1995       1994        1993      1992     1991(b)
                                                 -----------   ------      ------     ------    ------    ------
Net asset value:
   Beginning of year...........................     $19.91     $17.51      $17.81     $23.81    $19.36    $18.85
                                                    ------     ------      ------     ------    ------    ------

Operations:
   Net investment income (loss)................       .05         .15         .07       .05       (.18)     (.11)
   Net realized and unrealized
     gain (loss) on investments................      2.38        2.77       (.16)       .22       4.81      3.40
                                                    ------     ------      ------     ------    ------    ------
       Total from operations...................      2.43        2.92       (.09)       .27       4.63      3.29
                                                    ------     ------      ------     ------    ------    ------

Distributions to shareholders:
   From net investment income..................        --        (.13)      (.06)        --         --        --
   From net realized gains.....................        --        (.39)      (.15)     (6.27)      (.18)    (2.78)
                                                    ------     ------      ------     ------    ------    ------
     Total distributions.......................        --        (.52)      (.21)     (6.27)      (.18)    (2.78)
                                                    ------     ------      ------     ------    ------    ------

Net asset value:
   End of year.................................     $22.34     $19.91      $17.51     $17.81    $23.81    $19.36
                                                    ======     ======      ======     ======    ======    ======

Total investment return (c)....................     12.20%      17.04%     (.52)%      1.51%     23.86%    20.51%
Net assets at end of
   year (000's omitted)........................    $25,173    $23,651     $28,518    $26,784    $19,351   $11,400

Ratios:
   Expenses to average net assets..............   1.81%(a)       1.90%      1.90%      1.90%      2.25%     2.36%
   Net investment income (loss) to average
      net assets...............................    .47%(a)        .75%       .40%       .26%     (.76)%    (.67)%
       Assuming no voluntary waivers,
         reimbursements and expense reductions:
           Expenses............................   1.86%(a)       1.99%      2.13%      2.70%      2.86%     2.86%
           Net investment income (loss)........    .42%(a)        .66%       .17%     (.54)%    (1.37)%   (1.17)%
Portfolio turnover rate
     (excluding short-term securities).........     21.24%       21.8%      34.2%      16.5%     142.6%    128.2%

See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                              GROWTH STOCK FUND
                                                                ---------------------------------------------
                                                                     CLASS B                    CLASS C
                                                                -------------------      --------------------
                                                                    PERIOD FROM               PERIOD FROM
                                                                SEPTEMBER 8, 1995*         OCTOBER 24, 1995*
                                                                TO OCTOBER 31, 1995       TO OCTOBER 31, 1995
                                                                    (UNAUDITED)               (UNAUDITED)
                                                                -------------------      --------------------
Net asset value:
   Beginning of period...............................                $21.64                      $22.61
                                                                     ------                      ------

Operations:
   Net investment income (loss)......................                  (.02)                        --
   Net realized and unrealized
     gain (loss) on investments......................                   .68                       (.27)
                                                                     ------                      ------
       Total from operations.........................                   .66                       (.27)
                                                                     ------                      ------

Net asset value:
   End of year.......................................                $22.30                      $22.34
                                                                     ======                      ======

Total investment return (c)..........................                  3.05%                    (1.19)%
Net assets at end of
   year (000's omitted)..............................                   $154                         $1

Ratios:
   Expenses to average net assets....................               2.24%(a)                   2.21%(e)
   Net investment income (loss) to average net assets              (.93)%(a)                 (2.21)%(e)
     Assuming no voluntary waivers and reimbursements
       and expense reductions:.......................               2.30%(a)                   2.27%(e)
         Expenses....................................              (.99)%(a)                 (2.27)%(e)
         Net investment income (loss)................
Portfolio turnover rate
   (excluding short-term securities).................                 21.24%                     21.24%

_________________________________________
* Commencement of operations
See accompanying notes to Financial Highlights.

(5)  FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                      International Equity Fund
                                                -------------------------------------------------------------------
                                                                Class A                      Class C
                                                --------------------------------  ---------------------------------
                                                      Six months      Period from    Six months        Period from
                                                         ended       May 16, 1994*      ended         May 20, 1994*
                                                   October 31, 1995  to April 30, October 31, 1995    to April 30,
                                                      (unaudited)         1995       (unaudited)         1995
                                                 ------------------  ------------ -----------------   -------------
Net asset value:
   Beginning of period.........................         $9.42           $10.00          $9.36            $9.99
                                                        -----           -----           -----            -----

Operations:
   Net investment income (loss)................           .02           (.05)           (.01)            (.11)
   Net realized and unrealized loss on
     investments and translation of assets
     and liabilities in  foreign currencies....         (.14)           (.53)           (.14)            (.52)
                                                        -----           -----           -----            -----
       Total from operations...................         (.12)           (.58)           (.15)            (.63)
                                                        -----           -----           -----            -----

Net asset value:
   End of period...............................         $9.30           $9.42           $9.21            $9.36
                                                        =====           =====           =====            =====

Total investment return (c)....................       (1.27)%         (5.80)%         (1.60)%          (6.31)%

Net assets at end of
   period (000's omitted)......................        $2,162          $2,009             $23              $20

Ratios:
   Expenses to average net assets..............      2.00%(a)        1.99%(a)        2.74%(a)         2.74%(a)
   Net investment income (loss) to average net assets .44%(a)       (.55)%(a)       (.35)%(a)       (1.36)%(a)
     Assuming no voluntary waivers and
       reimbursements, up to the most restrictive
       state limitation in effect:
         Expenses .............................      2.97%(a)        2.97%(a)        3.50%(a)         3.50%(a)
         Net investment income (loss)..........     (.53)%(a)      (1.53)%(a)      (1.11)%(a)       (2.12)%(a)
Portfolio turnover rate (excluding
   short-term securities)......................         46.4%           92.1%           46.4%            92.1%

________________________________________
Per share amounts are presented based upon average fund shares outstanding.
*  Commencement of operations

See accompanying notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS

(a)  Adjusted to an annual basis.
(b) Effective September 1, 1990, Voyageur replaced Investment Advisers, Inc. as the investment adviser and Wilke/Thompson Capital Management began acting as the Growth Stock Fund's sub-investment adviser until January 1, 1992 when Voyageur became the sole investment adviser to the Fund.
(c) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(d) Effective May 1, 1995, Voyageur replaced George D. Bjurman & Associates as the investment adviser for Aggressive Growth Fund to become the sole investment adviser to the Fund.
(e) Ratios presented for the period from October 24, 1995 to October 31, 1995 are not annualized as they are not indicative of anticipated annual results.


VOYAGEUR AGGRESSIVE GROWTH FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                              OCTOBER 31, 1995
___________________________________________________________________________________________________________________
                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
___________________________________________________________________________________________________________________

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (98.0%):
BASIC MATERIALS (5.2%):
___________________________________________________________________________________________________________________

     Air Products & Chemicals Incorporated                                  1,300                      $   67,112
     Hercules Incorporated                                                    600                          32,025
     Union Carbide Corporation                                              2,200                          83,325
                                                                                                       ----------
                                                                                                          182,462
                                                                                                       ----------

CAPITAL GOODS - TECHNOLOGY (3.0%):
___________________________________________________________________________________________________________________

     Oak Industries, Incorporated                                           1,600                          33,400
     Philips Electronics NV - NY                                            1,800                          69,525
                                                                                                       ----------
                                                                                                          102,925
                                                                                                       ----------

COMMERCIAL SERVICES (2.8%):
___________________________________________________________________________________________________________________

     Frontier Corporation                                                   2,200                          59,400
     Reynolds & Reynolds Company                                            1,100                          39,188
                                                                                                       ----------
                                                                                                           98,588
                                                                                                       ----------

CONSUMER CYCLICAL (1.6%):
___________________________________________________________________________________________________________________

     Electronic Arts, Incorporated                                          1,500                          54,938
                                                                                                       ----------

CONSUMER NON-DURABLE (12.3%):
___________________________________________________________________________________________________________________

     Coca Cola                                                              1,200                          86,250
     Colgate Palmolive Company                                                800                          55,400
     Gillette Company                                                         800                          38,700
     Pepsico Incorporated                                                   1,400                          73,850
     Philip Morris                                                            800                          67,600
     Proctor & Gamble                                                       1,300                         105,300
                                                                                                       ----------
                                                                                                          427,100
                                                                                                       ----------

ENERGY (4.9%):
___________________________________________________________________________________________________________________

     Exxon Corporation                                                      1,400                         106,925
     Schlumberger, Ltd.                                                     1,000                          62,250
                                                                                                       ----------
                                                                                                          169,175
                                                                                                       ----------

FINANCIAL (6.1%):
___________________________________________________________________________________________________________________

     BayBanks, Incorporated                                                   800                          64,800
     Federal National Management Association Company                          500                          52,437
     First USA, Incorporated                                                1,300                          59,800
     Wells Fargo & Company                                                    175                          36,772
                                                                                                       ----------
                                                                                                          213,809
                                                                                                       ----------

HEALTHCARE (24.5%):
___________________________________________________________________________________________________________________

     Abbot Labs                                                             1,500                          59,625
     Bristol Meyers Squibb Company                                            500                          38,125
     Cerner Corporation                                                     1,200                          31,800
     Foundation Health Corporation                                          2,000                          84,750
     HBO & Company                                                          1,100                          77,825
     Idexx Labs Incorporated                                                1,100                          44,825
     Inphynet Medical Management Incorporated                               3,500                          63,000
     Johnson & Johnson Company                                                800                          65,200
     Merck & Company                                                        1,500                          86,250
     Pacificare Health Systems - Class B                                    1,000                          72,750
     Phycor Incorporated                                                    2,000                          73,500
     Quantm Health                                                          2,300                          24,437
     Schering Plough Corporation                                            1,300                          69,712
     US Healthcare, Incorporated                                            1,500                          57,750
                                                                                                       ----------
                                                                                                          849,549
                                                                                                       ----------

TECHNOLOGY (34.6%):
___________________________________________________________________________________________________________________

     Alliance Semiconductor Corporation                                     2,100                          64,575
     Andrew Corporation                                                       400                          16,900
     Applied Materials Incorporated                                           600                          30,075
     Baan Company                                                           2,000                          85,000
     Bay Networks, Incorporated                                               900                          59,625
     BMC Software Incorporated                                              1,000                          35,625
     Cabletron Systems, Incorporated                                          550                          43,244
     Dendrite International Incorporated                                    4,000                          69,500
     DSC Communications Corporation                                         1,500                          55,500
     Ericcson L M Tel Company                                               2,000                          42,719
     Intel Corporation                                                      1,000                          69,875
     Micron Technology Incorporated                                         1,000                          70,625
     Oracle Systems Corporation                                             1,500                          65,437
     Progress Software Corporation                                          1,300                          85,150
     Project Software & Development, Incorporated                           2,400                          63,600
     Shiva Corporation                                                      1,200                          72,000
     Silicon Graphics, Incorporated                                         1,600                          53,200
     Symantec Corporation                                                   4,200                         102,113
     Tencor Instruments                                                     1,000                          42,625
     US Robotics Corporation                                                  800                          74,000
                                                                                                       ----------
                                                                                                        1,201,388
                                                                                                       ----------

UTILITY (3.0%):
___________________________________________________________________________________________________________________

     Duke Power Company                                                     2,300                         102,925
                                                                                                       ----------


        TOTAL INVESTMENTS IN SECURITIES (COST:  $2,977,854)(b)                                         $3,402,859
                                                                                                       ==========


See accompanying notes to investments in securities on page 41.



VOYAGEUR GROWTH AND INCOME FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                              OCTOBER 31, 1995
___________________________________________________________________________________________________________________
                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
___________________________________________________________________________________________________________________

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (52.2%):
CAPITAL GOODS (8.0%):
___________________________________________________________________________________________________________________

     Corning Incorporated                                                   1,700                       $  44,412
     General Electric                                                         800                          50,600
     Littelfuse Incorporated                                                2,000(c)                       65,000
     Raychem Corporation                                                      950                          44,056
                                                                                                       ----------
                                                                                                          204,068
                                                                                                       ----------

COMMERCIAL SERVICES (13.6%):
___________________________________________________________________________________________________________________

     Airtouch Communications                                                1,600                          45,600
     British Sky Broadcasting ADR                                           1,000                          35,750
     Comcast UK Cable                                                       3,800                          48,925
     Interpublic Group Company                                              1,000                          38,750
     Republic Waste Industries                                              2,500(c)                       53,750
     Tele-Communications International                                      3,000(c)                       67,875
     Viacom Incorporated Class B                                            1,200                          60,000
                                                                                                       ----------
                                                                                                          350,650
                                                                                                       ----------

CONSUMER CYCLICAL (7.1%):
___________________________________________________________________________________________________________________

     Duracell International Incorporated                                    1,350                          70,706
     Harley-Davidson Incorporated                                           2,000                          53,500
     Mattel Incorporated                                                    2,000                          57,500
                                                                                                       ----------
                                                                                                          181,706
                                                                                                       ----------

ENERGY (4.0%):
___________________________________________________________________________________________________________________

     Camco International Incorporated                                       2,000                          45,750
     Enron Corporation                                                      1,650                          56,719
                                                                                                       ----------
                                                                                                          102,469
                                                                                                       ----------

FINANCIAL (9.3%):
___________________________________________________________________________________________________________________

     Baldwin & Lyons Class B                                                  800                          11,700
     Banco Latinoamericano de Export                                        1,300                          54,275
     Mercury Finance Company                                                2,500                          48,125
     Republic New York                                                        750                          43,969
     Security Cap Industries Trust                                          5,000                          81,875
                                                                                                       ----------
                                                                                                          239,944
                                                                                                       ----------

HEALTHCARE (8.3%):
___________________________________________________________________________________________________________________

     Abbott Labs                                                            1,300                          51,675
     Amsco International Incorporated                                       3,500(c)                       56,000
     Charter Medical                                                        2,500                          45,000
     Elan Corporation                                                       1,500                          60,188
                                                                                                       ----------
                                                                                                          212,863
                                                                                                       ----------

TECHNOLOGY (1.9%):
___________________________________________________________________________________________________________________

     Black Box Corporation                                                  3,000(c)                       48,750
                                                                                                       ----------


     TOTAL INVESTMENTS IN COMMON STOCK (COST: $1,374,727)                                              $1,340,450
                                                                                                       ----------


CONVERTIBLE PREFERRED STOCKS (0.4%):
CONSUMER NON-DURABLE (0.4%):
___________________________________________________________________________________________________________________

     Corning Dell LP $3.00                                                    250                          11,250
                                                                                                       ----------


     TOTAL INVESTMENTS IN CONVERTIBLE PREFERRED STOCKS (COST: $12,956)                                    $11,250
                                                                                                       ----------


CONVERTIBLE CORPORATE BONDS (5.8%):
CONSUMER NON-DURABLE (2.0%):
___________________________________________________________________________________________________________________

     Starbucks Corporation, 4.25% due 11/01/02                             50,000                          50,375
                                                                                                       ----------

FINANCIAL (2.0%):
___________________________________________________________________________________________________________________

     Mitsubishi Bank International Finance, 3.00% due 11/30/02             50,000                          51,750
                                                                                                        ---------

HEALTHCARE (1.8%):
___________________________________________________________________________________________________________________

     Amsco International, 6.50% due 10/15/02                               50,000                          47,500
                                                                                                        ---------


     TOTAL INVESTMENTS IN CONVERTIBLE CORPORATE BONDS (COST: $147,500)                                   $149,625
                                                                                                       ----------


U.S. TREASURY OBLIGATIONS (23.5%):
___________________________________________________________________________________________________________________

     5.125% due 02/28/98                                                  500,000                         494,140
     7.125% due 02/15/23                                                  100,000                         108,875
                                                                                                       ----------


     TOTAL INVESTMENTS IN U.S. TREASURY OBLIGATIONS (COST: $595,781)                                     $603,015
                                                                                                       ----------


     TOTAL INVESTMENTS IN SECURITIES (COST: $2,130,964)(b)                                             $2,104,340
                                                                                                       ==========


See accompanying notes to investments in securities on page 41.


VOYAGEUR GROWTH STOCK FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                              OCTOBER 31, 1995
___________________________________________________________________________________________________________________
                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
___________________________________________________________________________________________________________________

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (97.3%):
BASIC INDUSTRIES (6.0%):
___________________________________________________________________________________________________________________

     Bemis                                                                 27,000                       $ 702,000
     Sigma-Aldrich                                                         17,000                         807,500
                                                                                                       ----------
                                                                                                        1,509,500
                                                                                                       ----------

CAPITAL GOODS - INDUSTRIAL (9.5%):
___________________________________________________________________________________________________________________

     General Electric                                                      13,000                         822,250
     Grainger (W.W.)                                                       12,000                         750,000
     Pitney - Bowes                                                        19,000                         828,875
                                                                                                       ----------
                                                                                                        2,401,125
                                                                                                       ----------
CAPITAL GOODS - TECHNOLOGY (10.4%):
___________________________________________________________________________________________________________________

     Automatic Data Processing                                             12,000                         858,000
     Hewlett-Packard                                                       10,000                         926,250
     Motorola                                                              13,000                         853,125
                                                                                                       ----------
                                                                                                        2,637,375
                                                                                                       ----------

CONSUMER DEFENSIVE STAPLES (23.3%):
___________________________________________________________________________________________________________________

     Albertson's Incorporated                                              27,000                         897,750
     Anheuser Busch                                                        13,000                         858,000
     Conagra Incorporated                                                  21,000                         811,125
     Philip Morris                                                         10,000                         845,000
     Sara Lee                                                              29,000                         851,875
     Sysco Corporation                                                     30,000                         911,250
     Wal-Mart Stores                                                       34,000                         735,250
                                                                                                       ----------
                                                                                                        5,910,250
                                                                                                       ----------

CONSUMER DURABLES (8.2%):
___________________________________________________________________________________________________________________

     Bandag                                                                12,000                         615,000
     Genuine Parts                                                         20,000                         792,500
     Rubbermaid                                                            26,000                         679,250
                                                                                                       ----------
                                                                                                        2,086,750
                                                                                                       ----------

CONSUMER NON-DURABLES (2.6%):
___________________________________________________________________________________________________________________

     Dillard Department Stores                                             24,000                         651,000
                                                                                                       ----------

CONSUMER GROWTH STAPLES (24.0%):
___________________________________________________________________________________________________________________

     Abbott Laboratories                                                   19,000                         755,250
     American Home Products                                                11,000                         974,875
     Circuit City                                                          23,000                         767,625
     Gannett                                                               15,000                         815,625
     Merck                                                                 16,000                         920,000
     Pepsico                                                               17,000                         896,750
     Schering-Plough                                                       18,000                         965,250
                                                                                                       ----------
                                                                                                        6,095,375
                                                                                                       ----------

ENERGY (6.5%):
___________________________________________________________________________________________________________________

     Royal Dutch Petroleum                                                  7,000                         860,125
     Shell Transport & Trading                                             11,000                         783,750
                                                                                                       ----------
                                                                                                        1,643,875
                                                                                                       ----------

FINANCIAL SERVICES (6.8%):
___________________________________________________________________________________________________________________

     Fifth Third Bancorp                                                   14,000                         941,500
     Suntrust Banks                                                        12,000                         774,000
                                                                                                       ----------
                                                                                                        1,715,500
                                                                                                       ----------


        TOTAL INVESTMENTS IN COMMON STOCK (COST:  $20,163,889)(b)                                     $24,650,750
                                                                                                      ===========

See accompanying notes to investments in securities on page 41.



VOYAGEUR INTERNATIONAL EQUITY FUND
INVESTMENTS IN SECURITIES (UNAUDITED)                                                              OCTOBER 31, 1995
___________________________________________________________________________________________________________________
                                                                                                       MARKET
           ISSUER                                                       NUMBER OF SHARES              VALUE(a)
___________________________________________________________________________________________________________________

(Percentages of each investment category relate to total net assets)

COMMON STOCKS (94.1%):
ARGENTINA (2.1%):
___________________________________________________________________________________________________________________

     Transportadora Gas ADR (energy)                                        2,300                      $   23,575
     YPF Sociedad Anonima ADR (energy)                                      1,300                          22,263
                                                                                                       ----------
                                                                                                           45,838

AUSTRALIA (1.8%):
___________________________________________________________________________________________________________________

     CSR Limited (building materials)                                      10,000                          31,871
     National Australian Bank (banking)                                     1,000                           8,550
                                                                                                       ----------
                                                                                                           40,421
                                                                                                       ----------
DENMARK (1.8%):
___________________________________________________________________________________________________________________

     Tele Danmark A/S Ser B (telecommunications)                              760                          39,623
                                                                                                       ----------

FRANCE (6.5%):
___________________________________________________________________________________________________________________

     Alcatel Alsthom CIE (telecommunications)                                 420                          35,846
     AGF (insurance)                                                          920                          26,512
     Cap Gemini Sogeti (computer services)                                    124                           3,421
     CPR Parisienne De Rees (financial services)                              400(c)                       30,738
     Legris Industries S.A. (machinery)                                       570                          16,542
     Lyonnaise Des Eaux (environmental control)                               290                          28,272
                                                                                                       ----------
                                                                                                          141,331
                                                                                                       ----------

GERMANY (1.9%):
___________________________________________________________________________________________________________________

     Mannesmann AG (diversified machine)                                      125                          41,008
                                                                                                       ----------

GREAT BRITAIN (16.4%):
___________________________________________________________________________________________________________________

     Argyll Group PLC (retail)                                              4,500                          22,863
     Blue Circle Industries (building materials)                            3,500                          16,071
     BOC Group PLC (chemicals)                                              2,000                          27,424
     British Gas (energy)                                                   4,000                          15,211
     British Petrol PLC (energy)                                            2,000                          14,690
     BTR PLC (diversified industrial)                                       6,000                          31,810
     Cable and Wireless PLC (telecommunications)                            5,000                          32,663
     Commercial Union (insurance)                                           2,000                          19,345
     General Electric Company (electronics)                                 6,500                          32,205
     Glaxo Wellcome (pharmaceuticals)                                       2,500                          33,668
     Grand Metropolitan PLC (wines and spirits)                             4,000                          27,645
     Kingfisher PLC (retail)                                                2,000                          14,990
     Lloyds Bank (banking)                                                  2,000                          24,584
     Rank Organization PLC (leisure)                                        3,800                          25,243
     Unilever (food-processing)                                             1,000                          19,392
                                                                                                       ----------
                                                                                                          357,804
                                                                                                       ----------

HONG KONG (3.7%):
___________________________________________________________________________________________________________________

     Cheung Kong (real estate)                                              5,000                          28,195
     Swire Pacific "A" (conglomerate)                                       7,000                          52,510
                                                                                                       ----------
                                                                                                           80,705
                                                                                                       ----------

IRELAND (1.8%):
___________________________________________________________________________________________________________________

     Allied Irish Banks                                                     7,900                          39,889
                                                                                                       ----------

ITALY (3.8%):
___________________________________________________________________________________________________________________

     Istituto Mobiliare Italiano (financial services)                       4,600                          25,133
     Marzotto & Figli (textiles)                                           10,500                          25,958
     Telecom Italia (telecommunications)                                    8,900(c)                       14,934
     Telecom Mobile Risp                                                   15,000(c)                       16,655
                                                                                                       ----------
                                                                                                           82,680
                                                                                                       ----------

JAPAN (29.3%):
___________________________________________________________________________________________________________________

     Canon Incorporated (precision)                                         3,000                          51,347
     Hoya Corporation (precision)                                           1,000                          29,341
     Itochu Corporation (wholesale and international trade)                 7,000                          41,489
     Mitsubishi Materials Corporation (diversified metals)                  8,000                          36,149
     Mori Seiki (hand/machine tools)                                        2,000                          39,513
     NEC Corporation (electronics)                                          3,000                          39,611
     Nippon Steel (steel)                                                  11,000                          36,471
     Nippon Telephone and Telegraph (telecommunications)                        4                          32,823
     NKK Corporation (steel)                                               15,000(c)                       36,236
     Nomura Securities Company Limited (securities houses)                  3,000                          54,868
     Omron Corporation (electronics)                                        2,000                          46,750
     Sanwa Bank (banking)                                                   2,000                          34,036
     Secom (electronics)                                                    1,000                          65,138
     Sumitomo Bank (banking)                                                3,000                          53,108
     Yamanouchi Pharmaceutical (pharmaceuticals)                            2,000                          44,599
                                                                                                       ----------
                                                                                                          641,479
                                                                                                       ----------

MEXICO (2.7%):
___________________________________________________________________________________________________________________

     Grupo Industrial Durango ADR (paper)                                   2,400(c)                       19,200
     ICA Empresas ADR (construction)                                        1,800                          17,100
     Telefonos De Mexico ADR (utilities)                                      800                          22,000
                                                                                                       ----------
                                                                                                           58,300
                                                                                                       ----------

NETHERLANDS (3.1%):
___________________________________________________________________________________________________________________

     Elsevier (media)                                                       2,220                          28,661
     VNU Verigd Bezit (publishing)                                            280                          39,197
                                                                                                       ----------
                                                                                                           67,858
                                                                                                       ----------

NEW ZEALAND (2.1%):
___________________________________________________________________________________________________________________

     Telecom Corporation of New Zealand (telecommunications)               11,000                          45,668
                                                                                                       ----------

NORWAY (1.7%):
___________________________________________________________________________________________________________________

     Norsk Hydro (energy)                                                     925                          36,828
                                                                                                       ----------

SINGAPORE (7.4%):
___________________________________________________________________________________________________________________

     Hong Kong Land Hldg (property)                                        14,000                          25,238
     Keppel Corporation (transportaion)                                     7,000                          57,401
     Oversea Chinese Banking (banking)                                      4,000                          46,939
     Singapore Land Limited (real estate)                                   6,000                          33,508
                                                                                                       ----------
                                                                                                          163,086
                                                                                                       ----------

SPAIN (5.7%):
___________________________________________________________________________________________________________________

     Banco Credito (banking)                                                  222(c)                        1,498
     Banco Santander (banking)                                                666                          28,983
     Portland Valderrivas (building materials)                                840                          55,313
     Vallehermoso SA (real estate)                                          2,420                          39,096
                                                                                                       ----------
                                                                                                          124,890
                                                                                                       ----------

SWITZERLAND (2.3%):
___________________________________________________________________________________________________________________

     Ciba-Geigy (pharmaceuticals)                                              29                          25,083
     Sandoz AG (pharmaceuticals)                                               30                          24,734
                                                                                                       ----------
                                                                                                           49,817

        TOTAL INVESTMENTS IN SECURITIES (COST:  $2,137,024)(b)                                         $2,057,225
                                                                                                       ==========

See accompanying notes to investments in securities on page 41.


VOYAGEUR AGGRESSIVE GROWTH FUND
VOYAGEUR GROWTH AND INCOME FUND
VOYAGEUR GROWTH STOCK FUND
VOYAGEUR INTERNATIONAL EQUITY FUND
NOTES TO INVESTMENTS IN SECURITIES (UNAUDITED)
________________________________________________________________________________


(a) Securities are valued by procedures described in note 1 to the financial statements.

(b) Also represents the cost of securities for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation on investments based on these costs were:

                                                                                       Net
                                                   Gross             Gross         Unrealized
                                                Unrealized        Unrealized      Appreciation/
                                               Appreciation     (Depreciation)   (Depreciation)
                                               ------------      -------------    -------------
         Aggressive Growth Fund                $    503,697     $   (78,692)      $   425,005
         Growth and Income Fund                      43,081         (69,704)          (26,624)
         Growth Stock Fund                        4,926,217        (439,356)        4,486,861
         International Equity Fund                   84,538        (164,337)          (79,799)

(c)  Presently non-income producing security.

THE VOYAGEUR FUNDS
ANNUAL MEETING RESULTS (UNAUDITED)
________________________________________________________________________________

An annual meeting of the Growth Stock Fund shareholders was held on August 18, 1995. The following matter was voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of absentions, and the number of broker non-votes with respect to such matter, are set forth below.

     1. The Fund's shareholders approved the amended Investment Advisory Agreement between the Fund and Voyageur Fund Managers, Inc.

                        Shares                             Shares
                      Voted "For"                      Voted "Against"                      Absentions
                      -----------                      ---------------                      ----------
                        480,228                            61,764                             34,990

There were no broker non-votes with this proxy.